UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2008

Tower Bancorp, Inc.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-12826	25-1445946
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Center Square, Greencastle, Pennsylvania		17225
(Address of principal executive offices)		(Zip Code)

(717) 597-2137

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

The purpose of this amendment to the Registrant’s Current Report on Form 8-K dated August 27, 2008 as filed with the SEC on August 29, 2008 is to include the conformed signature which was inadvertently left blank on the original filing.  Otherwise, all information contained in the original Form 8-K under Item 8.01 remains unchanged and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Dated: September 4, 2008	/s/ Jeff B. Shank
Jeff B. Shank
President and Chief Executive Officer